IVY FUNDS

Supplement dated February 13, 2006

to
Ivy Equity Funds Prospectus dated July 30, 2005
as supplemented September 13, 2005 and November 29, 2005

and to
Ivy Funds, Inc. Statement of Additional Information dated July 30, 2005 as supplemented September 13, 2005 and November 29, 2005

At meetings of the Board of Directors of Ivy Funds, Inc. held on August 31, 2005 and November 16, 2005, the Directors unanimously approved, and recommended that shareholders of Ivy Capital Appreciation Fund approve, a change to the Fund's investment objective, which is a fundamental policy, and to the strategies of the Fund to de-emphasize a tax-managed investment style and to focus on capital appreciation.

Shareholders of record on January 13, 2006 will be asked to vote on the proposal at a special meeting called for this purpose, tentatively scheduled on or near March 22, 2006.

WRS3300S